SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




      Date of Report (Date of earliest event reported):  September 13, 1999
                                                       --------------------




                          AMERICAN BINGO & GAMING CORP.
                          -----------------------------
                            (Exact name of registrant
                          as specified in its charter)




     Delaware                       1-13530                74-2723809
     --------                       -------                ----------
  (State or other                (Commission            (I.R.S.  Employer
  jurisdiction  of                File  Number)        Identification  No.)
   incorporation)





1440 Charleston Highway, West Columbia, South Carolina       29169
------------------------------------------------------     ----------
(Address of principal executive offices)                   (Zip Code)




       Registrant's telephone number, including area code:  (803) 796-7875
                                                            --------------




                                    Not Applicable
         --------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM  4.          CHANGES  IN  REGISTRANT'S  CERTIFYING  ACCOUNTANT.
-------           -------------------------------------------------

On September 17, 1999, the Company's Board of Directors dismissed King Griffin & Adamson P.C. as its principal accountant. The audit reports issued by King Griffin & Adamson P.C. during the period of their service to the Company did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. The Company and King Griffin & Adamson P.C. did not have any disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of King Griffin & Adamson P.C., would have caused them to make reference to such matters in their audit report.


ITEM  5.          OTHER  EVENTS.
-------           -------------

On September 10, 1999, the Company's Board of Directors approved the rescission of the Company's Rights Agreement dated August 4, 1998 by changing the expiration date of the Rights Agreement to September 17, 1999. As a result of this action, the preferred share purchase rights previously granted by the Board of Directors on August 4, 1998 will expire on September 17, 1999. The Rights Agreement was adopted by the Board of Directors as a defense mechanism to the possibility of a takeover of the Company by a third party. The Board has determined that the Rights Agreement is not in the best interest of the Company at this time and therefore has taken action to change the expiration date of the Rights Agreement and the preferred stock purchase rights granted in connection therewith so that they will expire on September 17, 1999.


ITEM 7.  EXHIBITS.
-------  -----------------------------------------------------------------------
   10.1 Amendment to Rights Agreement dated September 13, 1999, between the Company and American Stock Transfer & Trust Company.

   16.1  Letter from King Griffin & Adamson P.C. dated September 17, 1999.

   99.1  Press Release dated September 17, 1999.


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
                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   AMERICAN  BINGO  &  GAMING  CORP.
                                   ---------------------------------
                                   (Registrant)



                                   By:  /s/  Daniel  W.  Deloney
                                        ------------------------
                                   Name:  Daniel  W.  Deloney
                                   Title:  Chairman  of  the  Board,  President
                                           and  Chief  Executive  Officer


Dated:  September  17,  1999
        --------------------



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

                       INDEX TO EXHIBITS
                       -----------------



Exhibit                                               Sequential
Number   Description                                  Page Number
-------  -------------------------------------------  -----------
   10.1  Amendment to Rights Agreement dated
         September 13, 1999, between the Company and
         American Stock Transfer & Trust Company

   16.1  Letter from King Griffin & Adamson P.C.
         dated September 17, 1999.

   99.1  Press Release dated September 17, 1999.


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